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                                                                  EXHIBIT 23.04








                         CONSENT OF INDEPENDENT ACCOUNTANTS

                           _______________________________


We consent to the inclusion in this Registration Statement on Form S-1 of The Millburn World Resource Trust of our report dated January 26, 1998, on our audits of the financial statements of The Millburn World Resource Trust as of December 31, 1997. We also consent to the reference to our firm under the heading "Experts" in such Prospectus.





                              COOPERS & LYBRAND L.L.P.


New York, New York
April 13, 1998